PROMISSORY NOTE

Cdn$63,855 July 27, 2015

Pursuant to a Loan Agreement dated as of the 20th day of May, 2014 among 8401144 Canada Inc. formerly known as Event Cardio Group Inc. (“formerECG”), 2340960 Ontario Inc., an Ontario Corporation which had been the parent of former ECG (the “Company” herein), as borrower, Taunton Ravenscroft Inc. (“TR”), Gianfranco Bentivoglio (“JB”) and Nicholas D. Bozza (“NB” and collectively with TR and JB, the “Controlling Shareholders”), as guarantors, and 2399371 Ontario Inc., an Ontario corporation (the “Lender”), as lender (the “Loan Agreement”), the Company issued its Promissory Note dated May 20, 2014, in the original principal amount of Cdn$583,000 to Lender (the “Original Note”) to evidence the loan in such amount (the “Loan”).

In connection with a Share Exchange whereby we, Event Cardio Group, Inc., a Nevada corporation (“Parent”), acquired all of the outstanding shares of the Company, we agreed to guaranty the Company’s obligations under the Loan Agreement and pledge the shares of the Company that we acquired in the Share Exchange to Lender as security for our guaranty. Our guaranty is secured by a lien on all of our assets. In addition, our Controlling Stockholders guaranteed the Company’s obligations under the Loan Agreement with recourse exclusively to the shares of our common stock that they acquired in the Share Exchange.

The Lender has agreed to lend an additional Cdn$63,855 (the “Additional Loan”) to Parent on the terms set forth herein.

FOR VALUE RECEIVED, Parent acknowledges itself indebted to and covenants with Lender, that it will pay to, or to the order of, Lender at Lender’s offices at 7050 Weston Rd., Suite 400, Woodbridge, ON, L4L 8G7 (or such other address) as the Lender may direct, the sum of FIVE HUNDRED AND EIGHTY THREE THOUSAND DOLLARS, Cdn$583,000.00 (the “Principal Amount”) of lawful money of Canada plus, interest thereon at the rate of 12% per annum compounded monthly (“Interest”) as evidenced by the Original Note. Parent further agrees to pay to the order of Lender the Additional Loan of Cdn$63,855 evidenced by this Note, plus, interest thereon at 12% per annum compounded monthly (“Interest”) from the date hereof until payment of such amount in full. The amount due hereunder is secured by a security agreement being executed and delivered simultaneously herewith (the “Security Agreement”) which Security Agreement also secures Parent’s obligation to pay the Original Note.

The entire Principal Amount of this Note then outstanding shall be paid on or before the Maturity Date, together with all accrued and unpaid Interest thereon. For the avoidance of doubt, the parties have agreed that the Maturity Date is June 1, 2016 and the Lender hereby confirms that the Maturity Date of the Original Note has been extended to June 1, 2016.

As additional consideration for the extension of the Original Note and the making of the Cdn$63,855 Loan evidenced hereby, the Parent shall issue to Lender 600,000 shares of its Common Stock and warrants, exercisable for a period of four years at a price of ten cents ($0.10) per share to purchase 600,000 shares of the Parent’s Common Stock

At any time prior to the Maturity Date, the Company and/or the Parent may, at its option, prepay in whole or in part, amounts owing under this Note as provided in the Loan Agreement.

If the Company or the Parent shall make any payment to Lender in respect of this Note or the Original Note, such payment will be applied first to the costs and fees owing to the Lender under this Note, second, to the payment of Interest accrued under this Note through the date of payment and third, to the payment of the Principal Amount of this Note. Upon payment in full of all amounts due under this Note, all payments in respect of the Original Note or this Note received by Lender will be applied as set forth in the Original Note. If the date for any payment or prepayment hereunder falls on a day which is not a Business Day, then for all purposes of this Note, the same shall be deemed to have fallen on the next following Business Day, and such extension of time shall in such case be included in the computation of payments of interest.

If an event of default shall occur, Lender may, at its option, by notice (a “Default Notice”) to the Parent declare the Principal Amount, together with all accrued and unpaid Interest thereon to be due and payable, without presentment, demand, protest or further notice of any kind (all of which are hereby expressly waived). Upon giving such a Default Notice, the Lender shall be entitled to be paid in full the outstanding Principal Amount unpaid hereunder, together with all accrued and unpaid Interest thereon, and any costs it may have incurred, including reasonable legal fees, and Lender shall be entitled to exercise any and all remedies which may be available to it under applicable law or otherwise to enforce payment of all such amounts.

All accrued and unpaid Interest on any amount outstanding hereunder which has not become due and payable hereunder and which was not previously paid, shall be paid in full by the Parent to the Lender on the date which the Principal Amount outstanding hereunder is due and payable, pursuant to the terms of this Note.

No failure or delay by the Lender in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercises thereof or the exercise of any other right.

The Parent hereby waives presentment for payment, demand, notice of non-payment, notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance or enforcement of or default under this Note, and waives diligence in collection or bringing suit with respect to this Note.

This Note is assignable by the Lender.

Should this Note become mutilated, lost, stolen or destroyed, the Company shall, upon being furnished with evidence satisfactory to it of such mutilation, loss, theft or destruction, issue and deliver a new promissory note of like date and tenor as the one mutilated, lost, stolen or destroyed in exchange for, in place of and upon cancellation of the mutilated Note or in lieu of or substitution for the mutilated, lost, stolen or destroyed Note.

This Note and all its provisions shall enure to the benefit of the Lender, its successors and assigns, and shall be binding on the Company, its successors and assigns.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE PARENT IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED WITHIN NEW YORK CITY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE. SERVICE OF ANY SUMMONS OR COMPLAINT HEREUNDER AND ANY OTHER PROCESS WHICH MAY BE SERVED ON THE PARENT IN ANY ACTION IN RESPECT HERETO, MAY BE MADE BY CERTIFIED OR REGISTERED MAIL OR BY RECOGNIZED OVERNIGHT COURIER INCLUDING FEDERAL EXPRESS AND UPS.

THE COMPANY AND THE PARENT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS NOTE.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PARENT THAT SUCH REGISTRATION IS NOT REQUIRED.

The Company shall pay all reasonable expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at the Maturity Date or otherwise (including, but not limited to, reasonable legal fees and costs), which Lender may deem necessary or proper in connection with the satisfaction of the payment of the amounts owing hereunder or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon any Collateral as defined in the Security Agreement. Lender is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the Principal Amount and charge interest thereon at the rates specified herein.

Upon payment by the Parent, or its respective successors or permitted assigns, of the Principal Amount, and all accrued and unpaid Interest outstanding, and payment of all other Obligations (as defined in the Security Agreement) hereunder, the Lender shall upon request in writing by the Parent its successors or permitted assigns, delivered to the Lender, deliver up this Note to the Parent, its successors or assigns.

In the event that any of the provisions contained hereby shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF the parties have caused this Note to be signed this 27th day of July, 2015.

EVENT CARDIO GROUP, INC.

Per:_/s/ John Bentivoglio_______

Name: John Bentivoglio

Title: Director/President